EXHIBIT NO. 99.(h) 11

As of April 30, 2021

Master Administrative Services Agreement - Exhibit A

Funds

I.      MFS Family of Funds

MFS Series Trust I:

MFS Core Equity Fund

MFS Low Volatility Equity Fund

MFS Low Volatility Global Equity Fund

MFS New Discovery Fund

MFS Research International Fund

MFS Technology Fund

MFS U.S. Government Cash Reserve Fund

MFS Value Fund

MFS Series Trust II:
MFS Growth Fund

MFS Series Trust III:
MFS Global High Yield Fund MFS High Income Fund MFS High Yield Pooled Portfolio MFS Municipal High Income Fund
MFS Series Trust IV:
MFS Blended Research Emerging Markets Equity Fund MFS Blended Research International Equity Fund MFS Global New Discovery Fund MFS Mid Cap Growth Fund MFS U.S. Government Money Market Fund

MFS Series Trust V:
MFS International New Discovery Fund MFS Research Fund MFS Total Return Fund

MFS Series Trust VI:
MFS Global Equity Fund MFS Global Total Return Fund MFS Utilities Fund

MFS Series Trust VII:
MFS Emerging Markets Equity Research Fund MFS Equity Income Fund

MFS Series Trust VIII:
MFS Global Growth Fund MFS Income Fund

MFS Series Trust IX: MFS Corporate Bond Fund MFS Inflation-Adjusted Bond Fund MFS Limited Maturity Fund MFS Municipal Limited Maturity Fund MFS Total Return Bond Fund

MFS Series Trust X:

MFS Aggressive Growth Allocation Fund

MFS Blended Research Growth Equity Fund

MFS Blended Research Mid Cap Equity Fund

MFS Blended Research Small Cap Equity Fund

MFS Blended Research Value Equity Fund

MFS Conservative Allocation Fund

MFS Emerging Markets Debt Fund

MFS Emerging Markets Debt Local Currency Fund

MFS Emerging Markets Equity Fund

MFS Global Opportunistic Bond Fund

MFS Growth Allocation Fund

MFS International Diversification Fund

MFS International Growth Fund

MFS International Intrinsic Value Fund

MFS International Large Cap Value Fund

MFS Managed Wealth Fund

MFS Moderate Allocation Fund

MFS Series Trust XI:
MFS Blended Research Core Equity Fund
MFS Mid Cap Value Fund

MFS Series Trust XII:

MFS Lifetime Income Fund

MFS Lifetime 2020 Fund

MFS Lifetime 2025 Fund

MFS Lifetime 2030 Fund

MFS Lifetime 2035 Fund

MFS Lifetime 2040 Fund

MFS Lifetime 2045 Fund

MFS Lifetime 2050 Fund

MFS Lifetime 2055 Fund

MFS Lifetime 2060 Fund

MFS Series Trust XIII:
MFS Diversified Income Fund
MFS Global Real Estate Fund
MFS Government Securities Fund
MFS New Discovery Value Fund

MFS Series Trust XIV:
MFS Institutional Money Market Portfolio

MFS Series Trust XV:
MFS Commodity Strategy Fund
MFS Global Alternative Strategy Fund

MFS Series Trust XVI: MFS Prudent Investor Fund

MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund
MFS Arkansas Municipal Bond Fund
MFS California Municipal Bond Fund
MFS Georgia Municipal Bond Fund
MFS Maryland Municipal Bond Fund
MFS Massachusetts Municipal Bond Fund
MFS Mississippi Municipal Bond Fund
MFS Municipal Income Fund
MFS Municipal Intermediate Fund
MFS New York Municipal Bond Fund
MFS North Carolina Municipal Bond Fund
MFS Pennsylvania Municipal Bond Fund
MFS South Carolina Municipal Bond Fund
MFS Tennessee Municipal Bond Fund
MFS Virginia Municipal Bond Fund
MFS West Virginia Municipal Bond Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust
II.MFS Closed-End Funds

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

MFS High Income Municipal Trust

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

MFS High Yield Municipal Trust

III.MFS Institutional Funds MFS Institutional Trust:
MFS Institutional International Equity Fund